UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2021
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of T.J. Durkin as President of the Company

On March 31, 2021, the Board of Directors (the “Board”) of AG Mortgage Investment Trust, Inc. (the “Company”), upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed T.J. Durkin, the Company’s current Chief Investment Officer (“CIO”), as President of the Company, effective April 12, 2021. In connection with Mr. Durkin’s appointment as President of the Company, David N. Roberts will resign as President effective April 12, 2021. Mr. Roberts will continue to serve as Chief Executive Officer of the Company and Chairman of the Board. In connection with his appointment to President and the appointment of a new CIO, as discussed below, Mr. Durkin will resign from his position as CIO, effective April 12, 2021.

Mr. Durkin, 38, has served as the Company’s CIO since October 31, 2017. Mr. Durkin joined Angelo, Gordon & Co., L.P., the parent of the Company's external manager (“Angelo Gordon”), in 2008 and is a Managing Director, a member of the firm’s Advisory Board and Executive Committee and Co-Head of the firm’s Structured Credit Platform. He currently serves as co-Portfolio Manager of Angelo Gordon’s residential mortgage and consumer debt securities portfolios and as a board member of Arc Home, Angelo Gordon’s affiliated mortgage originator and GSE licensed servicer. Prior to joining Angelo Gordon, Mr. Durkin began his career at Bear, Stearns & Co. where he was a Managing Director on the Non-Agency Trading Desk focused on the structuring and trading of multiple asset classes, including subprime, Alt-A, second lien and small balance commercial. Mr. Durkin earned his Bachelor’s degree in finance from the Fordham University and currently serves as a member of the school’s President's Council. He has served as an executive officer of the Company since 2017 and as a director since 2018.

Appointment of Nicholas Smith as CIO of the Company

On March 31, 2021, the Board, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Nicholas Smith as CIO of the Company, effective April 12, 2021.

Prior to his appointment as CIO and joining Angelo Gordon’s structured credit team as Managing Director, Mr. Smith, 40, was the Head of Non-Agency Residential Mortgage Trading and Asset-Backed Securities Trading at Bank of America Securities. At Bank of America Securities, he led a team of over 30 professionals and built and oversaw the organization’s Whole Loan Purchase Program. Previously, he served as Director on Guggenheim Securities’ Residential Mortgage Trading and Banking team and Bear Stearns’ Residential Mortgage Finance and Trading team. He graduated from Colgate University with a degree in Mathematical Economics.

Appointment of Jenny B. Neslin as General Counsel and Secretary of the Company

On March 31, 2021, the Board, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Jenny B. Neslin as General Counsel and Secretary of the Company, effective April 5, 2021. In connection with Ms. Neslin joining the Company, Christopher D. Moore resigned as the Company’s Interim General Counsel and Secretary, effective April 5, 2021.

Prior to her appointment as General Counsel and Secretary and joining Angelo Gordon's legal team as Managing Director, Ms. Neslin, 38, was Managing Director and Deputy General Counsel at Colony Capital, Inc. (NYSE:CLNY) (“Colony Capital”). At Colony Capital, Ms. Neslin was responsible for legal oversight of Colony Capital’s capital markets activities (including public and private equity and debt offerings), ongoing disclosure and reporting obligations under U.S. federal securities laws and corporate governance matters. In addition, from August 2015 to January 2018, Ms. Neslin served as General Counsel and Secretary for each of NorthStar Real Estate Income Trust, Inc. (“NS Income”) and NorthStar Real Estate Income II, Inc. (“NS Income II”). NS Income and NS Income II were public, non-traded real estate investment trusts managed by NorthStar Asset Management Group Inc. (“NorthStar”), until NorthStar’s merger with Colony Capital in January 2017. Prior to joining an affiliate of NorthStar in July 2013, Ms. Neslin was an associate in the Capital Markets group at Clifford Chance US LLP, where she primarily advised REITs and investment banks in public and private capital markets transactions. Ms. Neslin holds a Bachelor of Music in Music Business from New York University and a Juris Doctor from Benjamin N. Cardozo School of Law at Yeshiva University.

Mr. Durkin, Mr. Smith, and Ms. Neslin are not employed by the Company. They are employed by AG REIT Management, LLC, a Delaware limited liability company, which serves as the external manager of the Company. As of the filing of this report, the Company has not entered into any material plan, contract or arrangement (whether written or oral) to which either Mr. Durkin, Mr. Smith, or Ms. Neslin is a party or in which they participate, or any material amendment thereof, or any grant or award to Mr. Durkin, Mr. Smith, or Ms. Neslin or modification thereto, under any such plan, contract or arrangement in connection with such appointments. There is no arrangement or understanding between Mr. Durkin, Mr. Smith, or Ms. Neslin and any other persons pursuant to which Mr. Durkin, Mr. Smith, or Ms. Neslin were appointed. There is no family relationship between Mr. Durkin, Mr. Smith, or Ms. Neslin and any of the Company’s directors, executive officers or other key personnel reportable under Item 401(d) of Regulation S-K. Additionally, there is no transaction involving the Company and Mr. Durkin, Mr. Smith, or Ms. Neslin that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2021	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Jenny B. Neslin
General Counsel and Secretary